Exhibit 99.1

Form of Agreement

THIS AGREEMENT is made on  April 29,  2008

BETWEEN:

1.

THE PERSONS whose names and addresses are set out in the Schedule (collectively the “Lenders” and each a "Lender"))

2.

EVENSTAR MASTER FUND SPC, ON BEHALF OF EVENSTAR MASTER SUB-FUND I SEGREGATED PORTFOLIO of Ugland House, P.O. Box 309 GT, South Church Street, George Town, Grand Cayman, Cayman Islands (the “Borrower”)

WHEREAS:

(A)

The Lenders are the owners of the Ordinary Shares set opposite their names in Schedule 1.

(B)

The Borrower has subscribed for up to US$10,000,000 of convertible bonds from the Company under the terms of the CB Subscription Agreement and in connection with this wishes to borrow Ordinary Shares from the Lenders.

(C)

The Lenders have agreed to lend the Loan Shares to the Borrower and the Borrower has agreed to borrow the Loan Shares from the Lenders, on the terms of this Agreement.

AGREED TERMS:

1.

INTERPRETATION

In this Agreement, unless the context otherwise requires, the expressions set out below shall bear the following meanings:

"AIM"

means London Stock Exchange Plc's AIM market;

“Business Day”

means a day, other than a Saturday or Sunday, on which commercial banks are open for general business in London, New York, the People's Republic of China and Hong Kong;

"CB Subscription Agreement"

means the convertible bond subscription agreement dated 23 January 2008 and entered into between the Company and the Borrower relating to the Convertible Bonds;

"Convertible Bonds"

means up to US $10,000,000 2 per cent. convertible  bonds of the Company issued to the Borrower pursuant to the CB Subscription Agreement;

“Company”

means CEC Unet PLC, a company incorporated in Ireland whose share capital is admitted to trading on AIM;

Exhibit 99.1

Form of Agreement

"Completion"

means the completion of the Loan in accordance with Clause 4;

“Crest”

means the relevant system (as defined in the Crest Regulations) in respect of which CrestCo is the Operator (as defined in the Crest Regulations) in accordance with which securities may be held and transferred in uncertificated form;

“Crest Regulations”

means the Uncertificated Securities Regulations 2001 of the United Kingdom (as amended);

"Dealing Day"

means a day on which AIM is open for business and the Ordinary Shares are available to be traded thereon;

"Equivalent Securities"

shall have the meaning ascribed to it in Clause 6.1(a);

"Exchange Rate"

means the closing rate for the relevant currency on the relevant date published by Bloomberg at UKSCBPS Crncy HP (or any successor to that page or service);

"Income"

means any interest, dividends or other distributions of any kind whatsoever with respect to the Loan Shares;

"Income Payment Date"

means, with respect to any Ordinary Shares, the date on which Income is paid in respect of such Ordinary Shares, or, the date by reference to which particular registered holders are identified as being entitled to payment of Income;

“Loan”

shall have the meaning ascribed to it in Clause 2;

“Loan Shares”

means the 36,000,000 Ordinary Shares lent by the Lenders to the Borrower pursuant to this Agreement and any securities paid to the Borrower in respect of such shares as referred to in Clause 5;

“Loan Period”

means the period commencing on the date hereof and expiring on the Redemption Date;

“Ordinary Shares”

means ordinary shares of €0.01 each in the share capital of the Company;

“Redemption Date”

means the earlier of (i) the date on which there are no sums owing to the  Borrower under the Convertible Bonds and (ii) such other date as may be specified by the Borrower in its absolute discretion; and

"Volume Weighted Average Price"

means for a period of seven Dealing Days, the volume weighted average trading price of the

Exhibit 99.1

Form of Agreement

Ordinary Shares over the entire period published by Bloomberg (or its successor), which shall be calculated after converting each and all of the trading prices of the Ordinary Shares for each Dealing Day within that period into U.S. dollars at the closing Exchange Rate for the respective Dealing Days.

2.

THE LOAN

2.1

With effect from the date of this Agreement, the Lenders will lend the number of Ordinary Shares set out opposite their respective names in the Schedule to the Borrower (the “Loan”).

2.2

For the avoidance of doubt, following Completion the Borrower shall have legal and beneficial title to the Loan Shares and shall, until the Redemption Date be entitled to treat them as its own property, including (without limitation) using the Loan Shares as security for any obligations that the Borrower may owe to third parties and utilising the Loan Shares in any manner whatsoever to raise margin finance or otherwise howsoever.

3.

CONSIDERATION

The consideration for the Loan shall be:

(a)

the obligations of the Borrower to repay it pursuant to Clause 6.1; and

(b)

payment by the Borrower to each of the Lenders of the sum of €1 (receipt of which is hereby acknowledged).

4.

COMPLETION

4.1

Completion of the Loan shall take place immediately following the execution of this Agreement when each of the Lenders shall comply with their obligations under Clause 4.2.

4.2

Each Lender shall deliver or procure the delivery of all right, title and interest in the Loan Shares to the Borrower immediately following execution of this Agreement.  The Loan Shares shall be deemed to have been delivered by the relevant Lender to the Borrower upon delivery to the Borrower (or as it shall direct) of a duly executed instrument of transfer or, in the case of Loan Shares held by an agent, such agent holding such Loan Shares for the account of the Borrower (or as it shall direct), or by such other means as may be agreed.

4.3

The Lenders shall complete all such documentation as shall be necessary to ensure that no stamp duty is payable on the transfer of the Loan Shares to the Borrower. The Lenders jointly and severally undertake to keep the Borrower indemnified to the fullest extent legally possible (on an after tax basis) against all stamp duty or other similar taxes and/or charges payable

Exhibit 99.1

Form of Agreement

(whether in the UK or Ireland) in respect of any of the transactions, actions or other matters contemplated by this Agreement.

4.4

Subject to Clause 13.2 (and provided always that no monies are owed to the Borrower by the Lenders or any of them (including, without limitation, any monies payable to the Borrower in respect of expenses and stamp duty), and no default or breach has occurred under this Agreement, the CB Subscription Agreement or the Contracts (as defined in the CB Subscription Agreement)) if the Initial Bonds (as defined in the CB Subscription Agreement) are not issued and sold to the Borrower pursuant Clause 5.1 of the CB Subscription Agreement within 90 Business Days after the delivery of the Loan Shares to the Borrower in accordance with Clause 4.2 of this Agreement, then the Borrower shall return the Loan Shares or the Equivalent Securities to the Lenders within 10 Business Days of receiving a written request from the Lenders or any of them so to do.  For the avoidance of doubt the provisions of Clause 13.2 shall apply in respect of all expenses, taxes, stamp-duty, brokerage fess, transaction tax, levies, out-of-pocket and other costs suffered or incurred by the Borrower in connection with such transfer and the Lenders shall prepay all such costs and expenses to the Borrower prior to, and as a pre-condition of, such transfer and  in the event that such costs and expenses are not prepaid to the Borrower, then the Borrower shall not be obligated to return the Loan Shares or the Equivalent Securities to the Lenders pursuant to this Clause.

5.

DISTRIBUTIONS AND CORPORATE ACTIONS

5.1

Income

(a)

Where Income, in the form of cash dividends or other assets, is paid in relation to any Loan Shares on or by reference to an Income Payment Date the Borrower shall, to the extent that the Borrower actually receives such Income, be retained by the Borrower and shall constitute part of the relevant Loan and will not be delivered to the Lender until the end of the relevant Loan. The Borrower shall fulfil its obligations under Clause 5.3 with respect to the cash dividends or other assets and for the avoidance of doubt the Borrower shall not be required to pay interest on such cash dividends or other assets.

(b)

Where Income, in the form of securities, is paid in relation to any Loan Shares, such securities shall be added to such Loan Shares (and shall constitute Loan Shares and be part of the relevant Loan) and will not be delivered to the Lender until the end of the relevant Loan. The Borrower shall fulfil its obligations under Clause 5.3 with respect to the additional Loan Shares.

(c)

In respect of Income being paid in relation to the Loan Shares, the Borrower shall provide to the Lenders any endorsements or assignments as shall be customary and appropriate to effect the delivery of money or property equivalent to the type and

Exhibit 99.1

Form of Agreement

amount of such Income to the Lenders to the extent the Borrower received the same in respect of the Loan Shares.

5.2

Exercise of voting rights

Where any voting rights fall to be exercised in relation to any Loan Shares, the Borrower shall not have any obligation to arrange for voting rights to be exercised in accordance with the instructions of the relevant Lender in relation to the Ordinary Shares borrowed by it unless otherwise agreed in writing between the Borrower and the relevant Lender.

5.3

Corporate actions

Subject to Clause 5.4 below, where, in respect of any Loan Shares, any rights relating to:

(a)

conversion;

(b)

sub-division;

(c)

consolidation;

(d)

pre-emption;

(e)

rights arising under a takeover offer;

(f)

rights to receive securities (or a certificate which may at a future date be exchanged for securities or other rights, including those requiring election by the holder for the time being of such Loan Shares); or

(g)

the Ordinary Shares upon a listing of the Ordinary Shares on a second exchange or upon relisting on a US exchange,

and those rights become exercisable prior to the redelivery of Loan Shares by the Borrower back to the Lenders, then the relevant Lender may, within a reasonable time before the latest time for the exercise of the right or option give written notice to the Borrower that on redelivery of the Loan Shares, it wishes to receive Equivalent Securities in such form as will arise if the right is exercised or, in the case of a right which may be exercised in more than one manner, is exercised as is specified in such written notice.

5.4

For the avoidance of doubt, if:

Exhibit 99.1

Form of Agreement

(a)

the Company is the subject of a takeover offer and the takeover is successful, leading to the offer of shares in the acquiring company (the "Successor Company") in exchange for the Loan Shares; or

(b)

the Ordinary Shares are listed on a second exchange or the Ordinary Shares are relisted on a US exchange,

the Borrower shall have the sole right, at its own option, to hold the shares of the Successor Company or to hold the Company's US, UK or other listed shares (as appropriate).

6.

REDEMPTION

6.1

Subject always to Clause 7 the Borrower shall on the Redemption Date, at its own option, either:

(a)

procure the redelivery of such number of Ordinary Shares to such Lender as the Lender shall have loaned to the Borrower under the terms of this Agreement (either the original Loan Shares or a number of Ordinary Shares representing the Loan Shares, the actual shares themselves being fungible, or the relevant number of shares in any Successor Company (should the Company be the subject of a successful takeover) ("Equivalent Securities")).  Such Loan Shares or Equivalent Securities shall be deemed to have been delivered by the Borrower to the Lenders on delivery to the Lenders (or as the Lenders shall direct) of the relevant instruments of transfer, or by such other means as may be agreed; or

(b)

retain the Loan Shares and make a cash payment to the Lenders by transfer to the bank account(s) nominated by the Lenders for this purpose of a sum equal to the number of Loan Shares multiplied by the Volume Weighted Average Price; or

(c)

retain the Loan Shares and repay the Loan to the Lenders by transferring such number of Convertible Bonds as are convertible into an equivalent number of Loan Shares as the Lender shall have loaned to the Borrower under the terms of this Agreement provided that if the Borrower wishes to retain the Loan Shares and make a cash payment to the Lenders by transfer to the bank account(s) nominated by the Lenders for this purpose of a sum equal to the number of Loan Shares multiplied by the Volume Weighted Average Price (as provided in (b) above) it shall only do so with the consent of the relevant Lender (such consent not to be unreasonably withheld, delayed or conditioned)

For the avoidance of doubt, in this Clause 6.1:

Exhibit 99.1

Form of Agreement

(i)

any reference in this Agreement or in any other agreement or communication between the Parties (howsoever expressed) to an obligation to redeliver or account for or act in relation to Loan Shares shall accordingly be construed as a reference to an obligation to redeliver or account for or act in relation to Equivalent Securities; and

(ii)

"redeliver" and "redelivery" shall mean the return of Loan Shares or Equivalent Securities by the Borrower to the relevant Lender in any form, which may include the redelivery of physical shares, redelivery through Crest or any other relevant settlement platform or in any other manner that the Borrower chooses at its sole option.

6.2

No Lenders' right to terminate the Loan

The Lenders shall not be entitled to terminate this Agreement or to call for the redelivery of all or any Loan Shares or Equivalent Securities at any time prior to the Redemption Date.

7.

DEFAULT UNDER THE CONVERTIBLE BONDS

7.1

In the event that:

(a)

the Company fails to pay any sum due to the Borrower pursuant to the Convertible Bonds (the “Default Amount”) on the date that such sum is due for payment (the “Payment Date”) in accordance with the terms of the Convertible Bonds; or

(b)

the Company defaults under the CB Subscription Agreement and suffers an Event of Default (as defined in Clause 2.1.10 (B) of the CB Subscription Agreement); or

(c)

the Company defaults under any of the terms of the Contracts (as defined in Clause 2.1.2 of the CB Subscription Agreement); or

(d)

otherwise defaults under any of the Terms and Conditions of the Convertible Bonds (as set out in Schedule 12 of the CB Subscription Agreement),

the Borrower shall be entitled to retain all Loan Shares or Equivalent Shares together with any Income held by the Borrower at that time and the Borrower shall not be required to return such Loan Shares to the Lender and such shares will no longer be Loan Shares for the purposes of any obligations on the Borrower to return Loan Shares to the Lender.

7.2

In the event that the Company fails to convert the Convertible Bonds into Ordinary Shares in accordance with the terms of the Convertible Bonds on the date such conversion is to occur in accordance with the terms of the Convertible Bonds (the “Conversion Date”) the Borrower

Exhibit 99.1

Form of Agreement

shall be entitled to retain all such Loan Shares or Equivalent Shares together with any Income held by the Borrower on the Conversion Date and the Borrower shall not be required to return such Loan Shares to the Lender and such shares will no longer be Loan Shares for the purposes of any obligations on the Borrower to return Loan Shares to the Lender.

8.

COMMUNICATIONS

8.1

Save as otherwise provided in this Agreement, any communication to be given under this Agreement shall be sent to any party by facsimile, overnight courier or hand delivery to the relevant address or facsimile number given in Clause 8.2 marked for the attention of the relevant person named in Clause 8.2, or to such other address or number and/or person as any party may from time to time notify in writing to any other.

8.2

Any communication given in accordance with Clause 8.1 shall be deemed to have been received:

(a)

in the case of delivery by hand, at the time of delivery;

(b)

in the case of delivery by overnight courier, 24 hours from the time of posting; and

(c)

in the case of facsimile transmission, at the time of despatch,

provided that if a communication is, or would (but for this proviso) be deemed to be, received on a day that is not a Business Day or after 4.30 pm on a Business Day, it shall instead be deemed to be received at 10.00 am on the Business Day next following that day.

8.3

The addresses and facsimile numbers of the parties for the purposes of Clause 8.1 are as follows:

(a)

The Borrower:

Address:

The Directors, c/o Evenstar Capital Management Limited, 1503 Cheung Kong Center, 2 Queen's Road Central, Hong Kong

Fax:

+852-2122-8020

For the attention of:

Managing Director

(b)

Sun Media Investment Holding Limited:

Exhibit 99.1

Form of Agreement

Address:

PO Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands

Fax:

+86 10 8518 9797

For the attention of:

Bruno Zheng Wu

(c)

Nextmart Inc.:

Address:

1209 Orange Street, County of New Castle, Wilmington, Delaware, USA

Fax:

+ 86 10 8518 9797

For the attention of:

Nicholas Topjian

(d)

Tom Jones:

Address:

1 Nutley Avenue, Dublin 4, Ireland

Fax:

For the attention of:

Tom Jones

(e)

Sun Media Investment Holdings Limited:

Address:

PO Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands

Fax:

+86 10 8518 9797

For the attention of:

Bruno Zheng Wu

8.4

In proving service it shall be sufficient to prove that (as the case may be):

(a)

the envelope containing the communication was properly addressed and delivered to the appropriate address;

(b)

the envelope containing the communication was delivered by the overnight courier; or

(c)

the facsimile transmission was made and acknowledgment was obtained in person or by telephone of the receipt by the addressee of a legible copy of the notice.

Exhibit 99.1

Form of Agreement

8.5

Any party may change its address for communications under this Clause to another address by giving notice to the other parties.

9.

WARRANTIES

9.1

Lenders' Warranties

Each of the Lenders hereby warrants and undertakes to the Borrower (each such warranty and undertaking being deemed to be repeated at all times up to the Redemption Date) that:

(a)

it is duly authorised and empowered to enter into and perform its duties and obligations under this Agreement;

(b)

it is not restricted in any other manner whatsoever from lending the Loan Shares in accordance with this Agreement or from otherwise performing its obligations hereunder;

(c)

it is absolutely entitled to pass full legal and beneficial ownership of all Loan Shares provided by it under this Agreement to the Borrower;

(d)

the Loan Shares are free of all claims, charges, liens, encumbrances, options, rights of pre-emption, defects, adverse interests and equity of any kind whatsoever as of the date hereof;

(e)

the Loan Shares, when delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable, and will be free of restrictions on transfer;

(f)

it is acting as principal in respect of this Agreement

(g)

it is not a 'connected party' with the Borrower under any applicable rules, regulations or requirements of any relevant regulatory agency or stock exchange;

(h)

it acknowledges and agrees that the Borrower is acting neither as a financial adviser nor as a fiduciary of the Lender with respect to the proposed transaction contemplated by this Agreement; and

(i)

it acknowledges that its decision to enter into this Agreement has been based solely upon the independent evaluation by the Lender and its representatives of the proposed transaction.

Exhibit 99.1

Form of Agreement

9.2

Borrower's Warranty

The Borrower warrants and undertakes to the Lenders that it is duly authorised and empowered to enter into and perform its duties and obligations under this Agreement.

10.

INDEMNITY

10.1

Any Lender who breaches the terms of this Agreement (the "Breaching Lender") hereby unconditionally and irrevocably agrees to indemnify and hold harmless the Borrower, its partners, shareholders, members, directors, officers and employees, and affiliates from and against any and all losses, claims, demands, suits, proceedings, judgments, costs and expenses (including, but not limited to, reasonable legal fees) damages or liabilities, suffered, imposed upon or incurred by any of them as a result of or in connection with any of the following:

(a)

any inaccuracy or breach of a warranty or covenant made by the Lender in this Agreement; and

(b)

the breach of, or default in the performance by the Lender of, any covenant, agreement or obligation to be performed by the Lender pursuant to this Agreement or any agreement or instrument executed in connection herewith or pursuant hereto.

10.2

The Breaching Lender will unconditionally and irrevocably reimburse the Borrower for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, demand, suit, proceeding, judgment, damage, liability or action, as such expenses are incurred.

11.

TAXATION

11.1

All payments made by any Lender under this Agreement shall be payable free and clear of any and all present and future taxes, levies, imposts, duties, deductions, withholdings, fees, liabilities and similar charges (the "Taxes").

11.2

If any Taxes are required to be withheld or deducted from any amount payable by any Lender under this Agreement, then the amount payable under this Agreement shall be increased to the amount which, after deduction from such increased amount of all Taxes required to be withheld or deducted therefrom, will yield to the amount stated in the payable under this Agreement.

11.3

In the event that:

(a)

any change in applicable law or regulation or in the interpretation thereof by any governmental authority charged with the administration thereof subject any party to

Exhibit 99.1

Form of Agreement

any tax of any kind whatsoever with respect to this Agreement or changes the basis of taxation of payments to the Lender of principal or interests payable on any amounts of this Agreement; or

(b)

there shall be imposed on the Lender, directly or indirectly, any other condition affecting this Agreement,

the Borrower shall not be obliged to pay to the Lender any additional amount or amounts for such additional cost.

12.

SPECIFIC PERFORMANCE

12.1

The parties acknowledges that if any one party fails to perform any of its obligations under this Agreement immediate and irreparable harm or injury would be caused to another party for which money damages would not be an adequate remedy.  In such event, the breaching party agrees that the non-breaching party shall have the right, in addition to any other rights it may have, to specific performance of this Agreement.  Accordingly, if the non-breaching party should institute an action or proceeding seeking specific enforcement of the provisions hereof, the breaching party hereby waives the claim or defence that the non-breaching party has an adequate remedy at law and hereby agrees not to assert in any such action proceeding the claim or defence that such a remedy at law exists.  The breaching party further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

13.

GENERAL

13.1

The Lenders and the Borrower will give all such assistance and provide all such information as the other shall reasonably require for the purposes of this Agreement and will execute all such documents and do all such acts and things as either the Lenders or, as the case may be, the Borrower may reasonably require in order to give effect to the terms of this Agreement and to minimise the costs and complexity of the share transfers contemplated by this Agreement.

13.2

The Lender(s) shall pay upon demand by the Borrower all expenses, taxes, stamp-duty, brokerage fees, transaction tax, levies, out-of-pocket and other transaction costs incurred in relation to this Agreement, including, but not limited to:

(a)

borrowing and lending share transfer costs (between the Borrower and each Lender as applicable);

(b)

costs associated with depositing the physical share certificates into/ or taking the physical share certificates out of any depositary system or systems; and

Exhibit 99.1

Form of Agreement

(c)

if the Company's shares become listed on a second exchange or the Company's shares are relisted on a US exchange, any associated costs in transferring such shares from one exchange to another.

13.3

The Lenders shall not be entitled to transfer or assign any of their rights under this Agreement. The Borrower shall be entitled to transfer or assign any of their rights under this Agreement.

13.4

The parties to this Agreement do not intend that any term of this Agreement is to be enforceable by virtue of the Contract (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

13.5

This Agreement may be executed in counterparts.

13.6

This Agreement shall be governed by and construed in accordance with English law and the parties irrevocably submit to the non-exclusive jurisdiction of the High Court of Justice in London for all purposes connected with it.

Exhibit 99.1

Form of Agreement

THE SCHEDULE

The Lenders	Number of Ordinary Shares

Sun Media Investment Holding Limited of PO Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	7,300,000 Ordinary Shares
Nextmart Inc. of PO Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	10,821,254 Ordinary Shares
Tom Jones of 1 Nutley Avenue, Dublin 4, Ireland	14,000,000 Ordinary Shares
Sun Media Investment Holdings Limited of PO Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	3,878,746 Ordinary Shares

Exhibit 99.1

Form of Agreement

AS WITNESS the hands of the duly authorised representatives of the Parties the day and year first before written

Signed by __________________

)

      [PRINT NAME HERE]

)

For and on behalf of

)

____________________________

SUN MEDIA INVESTMENT

)

[SIGNATURE HERE]

HOLDING LIMITED

             )

Signed by __________________

)

      [PRINT NAME HERE]

)

____________________________

For and on behalf of

)

[SIGNATURE HERE]

NEXTMART INC.

)

Signed by TOM JONES

)

____________________________

)

[SIGNATURE HERE]

Signed by __________________

)

 [PRINT NAME HERE]

)

____________________________

For and on behalf of

)

[SIGNATURE HERE]

SUN MEDIA INVESTMENT

             )

HOLDINGS LIMITED                                      )

Signed by  __________________

)

       [PRINT NAME HERE]

)

For and on behalf of

)

____________________________

EVENSTAR MASTER FUND SPC,

)

[SIGNATURE HERE]

ON BEHALF OF EVENSTAR MASTER

)

SUB-FUND I SEGREGATED PORTFOLIO

)

E:\CC\DOCS\NDR\Evenstar Capital\CEC Unet -Evenstar Stock Loan Agreement (Sun)-E5.doc	25 February 2008